CERTAIN TRANSACTIONS	6 Months Ended
Jun. 30, 2014
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

Labrys Biologics, Inc.:

On June 3, 2014, Teva and Labrys Biologics, Inc. ("Labrys") entered into a definitive agreement for Teva to acquire Labrys for $200 million in cash payable at closing as well as up to $625 million in contingent payments upon achievement of certain milestones.

Labrys is a development stage biotechnology company focused on treatments for chronic migraine and episodic migraine.

The transaction closed on July 21, 2014 and has not affected the financial results of the second quarter of 2014.

NuPathe Inc.:

On February 21, 2014, Teva completed the acquisition of NuPathe Inc. ("NuPathe"). NuPathe's leading product is Zecuity®, the only prescription migraine patch approved by the U.S. Food and Drug Administration ("FDA") for the acute treatment of migraine with or without aura in adults.

Teva purchased all of NuPathe's shares for consideration of $163 million. Teva may be required to make additional payments upon the achievement of sales-based milestones for Zecuity®. These potential additional payments were evaluated and recorded at a fair value of $106 million as of June 30, 2014.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.